UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 14, 2004

                            APEX SILVER MINES LIMITED
             (Exact name of registrant as specified in its charter)


            CAYMAN ISLANDS,
          BRITISH WEST INDIES              1-13627           NOT APPLICABLE
    (State or other jurisdiction of      (Commission        (I.R.S. Employer
     incorporation or organization)      File Number)     Identification Number)


                    WALKER HOUSE
                    MARY STREET
             GEORGE TOWN, GRAND CAYMAN
        CAYMAN ISLANDS, BRITISH WEST INDIES               NOT APPLICABLE
      (Address of principal executive offices)              (Zip Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                                TABLE OF CONTENTS


                                                                            Page

Item 1.01.  Entry into a Material Definitive Agreement ....................... 1

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation
            Under an Off-Balance Sheet Arrangement of a Registrant............ 2

Item 3.02.  Unregistered Sale of Securities................................... 3

Item 9.01.  Financial Statements and Exhibits ................................ 3

Signature

Exhibit Index

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 14, 2004, Apex Silver Mines Limited (the "Company") completed the private placement of $40 million aggregate principal amount of 4.0% Convertible Senior Subordinated Notes due 2024 (the "Notes") pursuant to an option granted to the initial purchasers under the terms of a purchase agreement dated October 11, 2004 by and between the Company and the representative of the initial purchasers (the "Purchase Agreement"). The Notes are governed by the terms of an indenture dated October 15, 2004 (the "Indenture") by and between the Company and The Bank of New York as trustee (the "Trustee"). The net proceeds of the sale of the Notes, after payment of commissions of 3.5% of the principal amount, are $38.6 million. The Form of the Global Note is filed with this Current Report as Exhibit 4.1.

      The Notes were offered only to qualified institutional buyers in accordance with Rule 144A and persons outside the United States in reliance on Regulation S under the Securities Act of 1933, as amended.

      In connection with the issuance of the Notes, the Company entered into a registration rights agreement, dated October 15, 2004, with the representative of the initial purchasers of the Notes (the "Registration Rights Agreement"), under which the Company agreed to file a shelf registration statement with the Securities and Exchange Commission covering resales of the Notes and of the Company's ordinary shares (the "Ordinary Shares") issuable upon conversion of the Notes.

      Interest on the Notes is payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2005.

      The Notes are convertible at the option of the holder at a conversion rate of 34.9406 shares per $1,000 principal amount of Notes, subject to certain adjustments, upon the occurrence of the following circumstances: (1) at any time in any fiscal quarter commencing prior to September 15, 2019 if the closing sale price of the Company's ordinary shares for at least 20 trading days in a period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter is more than 120% of the conversion price per ordinary share on such last day; (2) if the closing sale price of the Ordinary Shares is greater than or equal to 120% of the applicable conversion price on any day after September 15, 2019; or (3) during the five business day period after any five consecutive trading day period in which the trading price per $1,000 principal amount of Notes for each day of that period was less than 98% of the product of the closing sale price for the Ordinary Shares for each day of that period and the number of Ordinary Shares issuable upon conversion of $1,000 principal amount of Notes.

      The Company may redeem the Notes at any time prior to September 15, 2014 at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the redemption date if the closing sale price of its Ordinary Shares has exceeded 140% of the then applicable conversion price for at least 20 trading days in any consecutive 30-day trading period ending on the trading day prior to the mailing of the notice of redemption, and the shelf registration statement covering resales of the Notes and its Ordinary Shares is effective and expected to remain effective and available for use for the 30 days following the redemption date, unless registration is no longer required. If the Notes are redeemed under these circumstances, the Company will make an additional payment on the redeemed Notes equal to $396.67 per $1,000 principal amount of Notes, less the amount of any interest actually paid or accrued and unpaid on the note, which payment must be made before September 15, 2014.

                                       1
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      Beginning on September 15, 2014, the Company may redeem all or a part of the Notes for cash at a price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

      Upon a fundamental change (as defined in the Indenture), each holder of the Notes may require the Company to redeem its notes in whole or in part at a price equal to 100% of the principal amount to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

      To the extent a holder elects to convert its notes upon a fundamental change transaction pursuant to which 10% or more of the consideration for the Ordinary Shares (other than cash payments for fractional shares and cash payments made in respect of dissenters' appraisal rights) in such fundamental change transaction consists of cash or securities (or other property) that are not traded or scheduled to be traded immediately following such transaction on a U.S. national securities exchange or the Nasdaq National Market, the Company will increase the conversion rate for the notes surrendered for conversion by a number of additional shares.

      A holder may require the Company to repurchase some or all of its Notes on September 15, 2014 and September 15, 2019 at 100% of the principal amount plus accrued and unpaid interest to, but excluding, the repurchase date. The Company may, at its option, elect to pay the repurchase price in cash, in ordinary shares valued as set forth in the Indenture, or any combination of cash and ordinary shares.

      Upon a continuing event of default (as defined in the Indenture) either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the principal amount of the Notes accrued through the date of such declaration, and any accrued and unpaid interest through the date of such declaration, to be immediately due and payable.

      The Notes and will rank (i) subordinate in right of payment to future unsubordinated indebtedness for the construction and development of the San Cristobal project which will be secured by the San Cristobal property and other project assets or other assets, (ii) subordinate in right of payment to any guarantee of the indebtedness described in (i) by the Company or its affiliates for the period the guarantee is in effect, and (iii) equal in right of payment to all other existing and future unsecured and unsubordinated indebtedness of the Company. However, the Notes will be effectively subordinated to all existing and future secured debt of the Company, to the extent of the security on such other indebtedness and to all existing and future obligations of the subsidiaries of the Company.

      The Company also entered into an Amended and Restated Collateral Pledge and Security Agreement, dated December 14, 2004, with the Bank of New York as Trustee and Collateral Agent (as those terms are defined therein) (the "Security Agreement"), under which it pledged a portfolio of U.S. government securities as security for the first six scheduled interest payments on the Notes totaling $4.5 million. The Security Agreement is filed with this Current Report as
Exhibit 4.2.


                                       2
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ITEM 2.03.        CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
                  UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                  See Item 1.01 which is incorporated herein by reference.

ITEM 3.02.        SALE OF UNREGISTERED SECURITIES.

                  See Item 1.01 which is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

                  The following Exhibits are filed herewith:

                  Exhibit 4.1.  Form of Global Note, dated December 14, 2004.

                  Exhibit 4.2. Amended and Restated Collateral Pledge and Security Agreement, dated December 14, 2004.

                                       3
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 17, 2004

                                                APEX SILVER MINES LIMITED


                                                By:  /s/ Mark A. Lettes
                                                     ---------------------------
                                                     Mark A. Lettes
                                                     Chief Financial Officer


                                       4
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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION

Exhibit 4.1.          Form of Global Note, dated December 14, 2004.

Exhibit 4.2 Amended and Restated Collateral Pledge and Security Agreement, dated December 14, 2004.



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